Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share

Note 12—Earnings per Share

The following table summarizes basic and diluted earnings per common share calculations for the periods stated. The number of shares are in thousands.

	For the Years Ended December 31,
	2013	2012
Net income	$1,986	$7,379
Preferred stock dividend	(84)	(89)
Net income available to common shareholders	$1,902	$7,290
Weighted average shares outstanding, basic (1)	10,491	10,448
Dilutive shares	51	1
Weighted average shares outstanding, diluted	10,542	10,449
Earnings per common share, basic	$0.18	$0.70
Earnings per common share, diluted	$0.18	$0.70
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(1) Includes vested restricted stock units.